                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     December 21, 2001 (December 21, 2001)


                        GRAY COMMUNICATIONS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Georgia                       0-13796               58-0285030
-----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification Number)



               4370 Peachtree Road, NE
                     Atlanta, GA                          30319
     --------------------------------------------    -----------------
       (Address of principal executive offices)         (Zip code)



                                 (404) 504-9828
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

On December 21, 2001, Gray Communications Systems, Inc. issued the press release attached hereto as Exhibit 99.1 relating to the closing of a private placement of notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits

99.1     Press release issued December 21, 2001, relating to a private placement of notes.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gray Communications Systems, Inc.



                                 By:         /s/ James C. Ryan
                                    -------------------------------------------
                                                 James C. Ryan
                                             Vice President-Finance
                                          and Chief Financial Officer

Date:  December 21, 2001


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